NOTE 17. COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain facilities under long-term, non-cancelable leases and monthly leases. These leases are accounted for as operating leases. Rent expense for operations amounted to $2,998, $3,257and $2,921 for the years ended December 31, 2014, 2013 and 2012, respectively.

Future minimum payments for operations under long-term, non-cancelable leases as of December 31, 2014, are as follows:

Year Ending December 31,	Future Minimum Payments
2015	$617
2016	576
2017	169
2018	35
2019	—
After 2019	—
Total	$1,397

Legal Proceedings

Prior to January 6, 2012, the staff of the SEC had been conducting a non-public investigation relating to the Company and, in this regard, the Company and its officers received subpoenas for information. On January 6, 2012, the Company announced that it received a Wells Notice from the staff of the SEC, which the Company responded to. The Company cooperated with the SEC regarding this matter, including voluntarily providing information beyond that formally requested by the SEC staff. On April 11, 2012, the SEC filed a lawsuit against the Company and 11 of its shareholders for stock manipulation, alleging that the Company deliberately manipulated trading in its shares to create the appearance of a liquid and active market. In June 2014 the Company reached a final agreement with the SEC to settle the lawsuit. The agreement has been entered into by the Company on a “no admit or deny” basis, and the Company is not required to restate its financial statements for any reporting period. The settlement has been approved and entered by the federal court and the matter is now fully concluded. The Company agreed to and paid a $4,350 civil penalty. Hui Kai Yan, the Company’s director and secretary at the time the lawsuit was filed, also a defendant in the lawsuit, agreed to and paid a $150 civil penalty and agreed to no longer being an officer or director of a public company.

In the opinion of management, there are no other material claims assessments or litigation pending against the Company.

Guarantee

In March 2013, Ganglian Finance Leasing entered into a mortgage financing arrangement with CITIC Bank, whereby CITIC Bank agreed to provide up to 50% of the mortgage financing to Ganglian Finance Leasing’s lessees of commercial vehicles. Ganglian Finance Leasing agreed to provide a full guarantee to CITIC Bank for such mortgage financing and provided a pledge of the ownership of the commercial vehicle to CITIC Bank to secure its guarantees. As of December 31, 2014, the loan balance guaranteed by the Company amounted to $924, which was the maximum potential further payment the Company would be obligated to make, in the event that the customer is unable to make the repayment due. Should the Company be required to pay any portion of the loan, it would attempt to recover some or the entire amount from the customer and disposal of pledged commercial vehicles. The Company believes that the possibility of loss is remote.